SHAREHOLDERS AGREEMENT

SHAREHOLDERS AGREEMENT (this "Agreement") dated as of December 19, 1999, by and among Trenwick Group Inc., a Delaware corporation ("Trenwick"), and the other parties signatory hereto (each, a "Shareholder" and together, the "Shareholders").

                                  RECITALS

         WHEREAS, simultaneously herewith Trenwick is entering into an Agreement, Scheme of Arrangement, Plan of Merger and Plan of Reorganization, dated as of December 19, 1999, by and among LaSalle Re Holdings, a company organized under the laws of Bermuda ("LaSalle Holdings"), LaSalle Re Limited, a company organized under the laws of Bermuda ("LaSalle Re"), Trenwick, Gowin Holdings International Limited, a company organized under the laws of Bermuda ("New Holdings") and Trenwick Group (Delaware) Inc., a Delaware corporation (the "Business Combination Agreement");

         WHEREAS, the Business Combination Agreement provides that Trenwick and LaSalle Holdings will be entering into a series of transactions pursuant to which (i) New Holdings will become the holding company of such companies and (ii) shareholders of LaSalle Holdings and LaSalle Re and stockholders of Trenwick will become shareholders of New Holdings as set forth in such agreement;

         WHEREAS, each Shareholder owns that number of (i) LaSalle Holdings' common shares, par value $1.00 per share (the "Common Shares"), and (ii) LaSalle Re's exchangeable non-voting shares (the "Non-Voting Shares" and, together with the Common Shares, the "Shares", which term shall include Shares which are acquired or may be acquired upon the exercise of any and all options to acquire Common Shares and Non-Voting Shares ("Options"), whether such Options exist on the date hereof or otherwise) set forth next to such Shareholder's name on Exhibit A hereto; and

         WHEREAS, as a condition to its willingness to enter into the Business Combination Agreement, Trenwick has required that each Shareholder agree, and each Shareholder has agreed, among other things, to execute and deliver this Agreement with respect to the Shares owned (whether by conversion or otherwise) by such Shareholder, on the terms and conditions provided for herein.

         NOW, THEREFORE, in consideration of the foregoing and the mutual representations, warranties, covenants and agreements herein contained, the parties hereto agree as follows:

         1. Voting Agreement. At any meeting of the shareholders of LaSalle Holdings or LaSalle Re called to vote upon the Scheme of Arrangement or the Business Combination Agreement or at any adjournment thereof or in



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any other circumstances upon which a vote, consent or other approval of shareholders of LaSalle Holdings or LaSalle Re with respect to any of the other matters referred to below is sought, each Shareholder hereby agrees to vote (or cause to be voted) the Shares held of record or beneficially by such Shareholder as of the applicable record date (i) in favor of the Scheme of Arrangement, the execution and delivery by LaSalle Holdings and LaSalle Re of the Business Combination Agreement and the approval of the terms thereof and each of the other actions contemplated by the Business Combination Agreement, this Agreement and any actions required in furtherance hereof and thereof; (ii) against any action or agreement that would, to its knowledge, result in a breach of any covenant, representation or warranty or any other obligation or agreement of LaSalle Holdings or LaSalle Re under the Business Combination Agreement or this Agreement;
and (iii) against the following actions (other than the Scheme and the transactions contemplated by the Business Combination Agreement): (1) any extraordinary corporate transaction, such as a merger, consolidation, amalgamation or other business combination involving LaSalle Holdings or any of its subsidiaries (including, without limitation, LaSalle Re); (2) a sale, lease or transfer of a material amount of assets of LaSalle Holdings or any of its subsidiaries(including, without limitation, LaSalle Re) or a reorganization, recapitalization, dissolution or liquidation of LaSalle Holdings or any of its subsidiaries (including, without limitation, LaSalle
Re); (3) (a) any change in the majority of the Board of Directors of LaSalle Holdings or LaSalle Re; (b) any material change in the present capitalization of LaSalle Holdings or LaSalle Re or any material amendment of LaSalle Holdings' or LaSalle Re's Memorandum of Association and
Bye-laws; (c) any other material change in LaSalle Holdings' or LaSalle
Re's corporate structure or business; or (d) any other action which is intended, or could reasonably be expected, to impede, interfere with, delay, postpone, discourage or materially adversely affect the Scheme of Arrangement or the transactions contemplated by the Business Combination Agreement or this Agreement or the contemplated economic benefits of any of the foregoing. Each Shareholder hereby revokes any proxy previously granted by it with respect to the Shares. Each Shareholder hereby agrees, while this Agreement is in effect, and except as contemplated hereby, not to take any action that would make any representation or warranty of such Shareholder contained herein untrue or incorrect or have the effect of preventing or disabling such Shareholder from performing his or its obligations under this Agreement; provided, however, that nothing in this Agreement shall be deemed to prohibit or restrict in any manner any Shareholder from selling, transferring, or otherwise disposing of any Shares or Options to any person. The provisions of this Section 1 shall terminate and no longer bind the Shareholders at such time as the LaSalle Holdings Board of Directors either (A) withdraws or modifies its approval and recommendation of the Business Combination Agreement pursuant to clause
(x) of the second sentence of Section 5.3(b)(ii) thereof or (B) terminates the Business Combination Agreement pursuant to clause (y) of the second sentence of Section 5.3(b)(ii) thereof.

         2. Representations and Warranties of Trenwick. Trenwick hereby represents and warrants to each Shareholder that the execution and delivery of this Agreement and the




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consummation of the transactions contemplated hereby have been duly and validly authorized by the Board of Directors of Trenwick and no other corporate proceedings on the part of Trenwick are necessary to authorize this Agreement or to consummate the transactions contemplated hereby. This Agreement has been duly and validly executed and delivered by Trenwick and constitutes a valid and binding agreement of Trenwick, enforceable against Trenwick in accordance with its terms, except that such enforceability (i) may be limited by bankruptcy, insolvency, moratorium or other similar laws affecting or relating to enforcement of creditors' rights generally and
(ii) is subject to general principles of equity.

         3. Representations and Warranties of the Shareholders. Each Shareholder hereby represents and warrants, severally and not jointly, to Trenwick as follows:

                  (a) Ownership of Shares and Options. Such Shareholder, as of the date hereof, (i) is the owner of the number of Shares and Options set forth next to such Shareholder's name on Exhibit A hereto and (ii) has the sole power to vote (or to give any consent that may be required in respect of such Shares and Options) and dispose of such Shares and Options.

                  (b) Power; Binding Agreement. Such Shareholder has the legal capacity, power and authority to enter into and perform all of its obligations under this Agreement. The execution, delivery and performance of this Agreement by such Shareholder will not violate any other agreement to which such Shareholder is a party including, without limitation, any voting agreement, shareholders agreement or voting trust. This Agreement has been duly and validly authorized, executed and delivered by such Shareholder and constitutes a valid and binding agreement of such Shareholder, enforceable against such Shareholder in accordance with its terms, except that such enforceability (i) may be limited by bankruptcy, insolvency, moratorium or other similar laws affecting or relating to enforcement of creditors' rights generally and (ii) is subject to general principles of equity.

                  (c) No Conflicts. (A) No filing by such Shareholder with, and no permit, authorization, consent or approval of, any state, federal or foreign public body or authority is necessary for the execution of this Agreement by such Shareholder and the consummation by such Shareholder of the transactions contemplated hereby and (B) neither the execution and delivery of this Agreement by such Shareholder nor the consummation by such Shareholder of the transactions contemplated hereby nor compliance by such Shareholder with any of the provisions hereof shall
                  (1) conflict with or result in any breach of any provision of the certificate of incorporation, by-laws, trust or charitable instruments (or similar documents) of such Shareholder, (2) result in a




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                  violation or breach of, or constitute (with or without
                  notice or lapse of time or both) a default (or give rise to any third party right of termination, cancellation, material modification or acceleration) under any of the terms, conditions or provisions of any note, bond, mortgage, indenture, license, contract, agreement or other instrument or obligation to which such Shareholder is a party or by which he or it or any of his or its properties or assets may be bound or (3) violate any order, writ, injunction, decree, statute, rule or regulation applicable to such Shareholder or any of his or its properties or assets, except in the case of (A) or
                  (B) for violations, breaches or defaults which would not in the aggregate materially adversely affect the ability of such Shareholder to perform its obligations hereunder.

         4. Adjustments to Prevent Dilution, Etc. In the event of a stock dividend or distribution, or any change in LaSalle Holdings' or LaSalle Re's capital shares by reason of any share dividend, split-up, reclassification, recapitalization, combination or the exchange of shares, the term "Shares" shall be deemed to refer to and include the Shares as well as all such stock dividends and distributions and any shares into which or for which any or all of the Shares may be changed or exchanged.

         5.       Miscellaneous.

                  (a) Entire Agreement. This Agreement contains the entire understanding of the parties with respect to the subject matter hereof and may not be amended except by a writing signed by the parties. Except as specifically provided herein, this Agreement is not assignable by any of the parties, provided that none of the transactions described in Sections 2.1(b) and 2.1(c) of the Business Combination Agreement shall be considered an assignment by Trenwick. This Agreement shall be binding upon the respective successors of the parties and upon transferees of the Shares who are Affiliates of the transferring Shareholder.

                  (b) Notices. All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be given (and shall be deemed to have been duly received if so given) by hand delivery, telegram, telex or telecopy, or by mail (registered or certified mail, postage prepaid, return receipt requested) or by any courier service, such as Federal Express, providing proof of delivery. All communications hereunder shall be delivered to the respective parties at the following addresses:

                  If to a Shareholder, to the address of such Shareholder indicated on Exhibit A hereto.





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                  If to Trenwick:

                      Trenwick Group Inc.
                      One Canterbury Green
                      Stamford, Connecticut 06901
                      Attention:   Steve Bensinger and
                                   John Del Col, Esq.
                      Facsimile No.: (203) 353-5544

                      with a copy to:

                      Baker & McKenzie
                      805 Third Avenue
                      New York, New York 10022
                      Attention: James R. Cameron, Esq.
                      Facsimile No.: (212) 891-3835


                      If to New Holdings:


                      Gowin Holdings International Limited
                      c/o Appleby Spurling & Kempe
                      Cedar House
                      41 Cedar Avenue
                      P.O. Box Hm 1179
                      Hamilton Bermuda HMEX
                      Attention: Warren Cabral
                      Facsimile No: (441) 292-8666


                      With a copy to:


                      Baker & McKenzie
                      805 Third Avenue
                      New York, New York 10022
                      Attention: James R. Cameron, Esq.
                      Facsimile No.: (212) 891-3835


or to such other address as the person to whom notice is given may have previously furnished


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to the others in writing in the manner set forth above.

                  (c) Notification by Shareholder. Each Shareholder shall notify Trenwick from time to time, upon request, of the number of Shares beneficially owned by such Shareholder.

                  (d) Governing Law. This Agreement shall be governed in all respects by the laws of the State of Delaware without regard to any laws or regulations relating to choice of laws (whether of the State of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Delaware.

                  (e) Cooperation. Subject to the terms and conditions of this Agreement, each of the parties hereby agrees to use its best efforts to take, or cause to be taken, all action and to do, or cause to be done, all things necessary, proper or advisable under applicable laws, rules and regulations to consummate and make effective the actions contemplated by this Agreement. In case at any time after the execution of this Agreement, further action is necessary or desirable to carry out the purposes of this Agreement, the proper officers and directors of each of the parties shall take all such necessary or desirable action.

                  (f) Specific Performance. Each of the parties hereto recognizes and acknowledges that a breach by it of any covenants or agreements contained in this Agreement will cause the other party to sustain damages for which it would not have an adequate remedy at law for money damages, and therefore, each of the parties hereto agrees that in the event of any such breach the aggrieved party shall be entitled to the remedy of specific performance of such covenants and agreements and injunctive and other equitable relief in addition to any other remedy to which it may be entitled, at law or in equity.

                  (g) Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same Agreement.

                  (h) Definitions. Capitalized terms used but not defined herein shall have the meanings set forth in the Business Combination Agreement.

                  (i) Descriptive Headings. The descriptive headings used herein are inserted for convenience of reference only and are not intended to be part of or to affect the meaning or interpretation of this Agreement.

                  (j) Severability. Whenever possible, each provision or portion of any




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                  provision of this Agreement will be interpreted in such
                  manner as to be effective and valid under applicable law but if any provision or portion of any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability will not affect any other provision or portion of any provision in such jurisdiction, and this Agreement will be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision or portion of any provision had never been contained herein.

                  (k) Termination. Unless earlier terminated as provided herein, this Agreement shall terminate, without further liability or obligation of the parties hereto, including liability for damages, upon the earlier of (i) the 180th calendar day following the termination of the Business Combination Agreement in accordance with its terms and
                  (ii) consummation of the Scheme of Arrangement.


         IN WITNESS WHEREOF, this Agreement has been executed by or on behalf of each of the parties hereto, all as of the date first above written.


                                  TRENWICK GROUP INC.


                                  By: /s/ James F. Billett, Jr.
                                      --------------------------------
                                  Name:   James F. Billett, Jr.
                                  Title:  Chairman, President and CEO



                                  SHAREHOLDERS:

                                  COMBINED INSURANCE COMPANY OF
                                  AMERICA


                                  By:  /s/ Michael A. Conway
                                       --------------------------------
                                  Name:   Michael A. Conway
                                  Title:  Senior Vice President


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                                  VIRGINIA SURETY COMPANY, INC.


                                  By:  /s/ Michael A. Conway
                                       --------------------------------
                                  Name:   Michael A. Conway
                                  Title:  Vice President



                                  AON RISK CONSULTANTS (BERMUDA) LTD.


                                  By:  /s/ Michael A. Conway
                                       --------------------------------
                                  Name:   Michael A. Conway
                                  Title:  Authorized Agent


                                  CONTINENTAL CASUALTY COMPANY


                                  By:  /s/ Robert V. Deutsch
                                       -------------------------------
                                  Name:   Robert V. Deutsch
                                  Title:  Senior Vice President and CFO


                                  CNA (BERMUDA) SERVICES LIMITED


                                  By:  /s/ Robert V. Deutsch
                                       -------------------------------
                                  Name:   Robert V. Deutsch
                                  Title:  Authorized Agent





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                                 EXHIBIT A




                          NUMBER OF            NUMBER OF
                        COMMON SHARES       EXCHANGEABLE NON-       OPTIONS
SHAREHOLDER NAME         OF LASALLE         VOTING SHARES OF        AND/OR
  AND ADDRESS             HOLDINGS             LASALLE RE           WARRANTS
-------------------------------------------------------------------------------

Combined Insurance          322,715             1,221,750               0
Company of America

Virginia Surety Company,    322,715             1,221,750               0
Inc.

Aon Risk Consultants        555,244                 0                   0
(Bermuda), Ltd.

Continental Casualty      1,425,354             1,963,896               0
Company

CNA (Bermuda) Services         0                  318,150               0
Limited